Operating Revenue by Geographic Location	12 Months Ended
Dec. 31, 2017
Operating Revenue by Geographic Location
Operating Revenue by Geographic Location

16. Operating Revenue by Geographic Location

        Operating revenue by geographic location of the customers for the years ended December 31, was as follows (in thousands):

Continent	2017	2016	2015
Australia—Asia	$284,302	$344,400	$410,827
Europe	165,639	153,932	157,109
America	1,790	—	—

Total Revenue	$451,731	$498,332	$567,936